UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 5, 2003

Movie Gallery, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24548	63-1120122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

900 West Main Street Dothan, Alabama		36301
(Address of principal executive offices)		(Zip Code)

(334) 677-2108
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

(c) Exhibits

99.1   Press Release dated August 5, 2003

Item 12.  Results of Operations and Financial Condition

On August 5, 2003, the Company issued a press release announcing its financial results for the quarterly period ended July 6, 2003, as well as current expectations for the third quarter and full year of fiscal 2003.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety into this Item 12.  The information furnished in this Item 12 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall such information be deemed incorporated by reference in any filing with the Securities and Exchange Commission, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVIE GALLERY, INC.

Date: August 5, 2003

	BY:	/s/ J. Steven Roy
J. Steven Roy
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

99.1         Press Release dated August 5, 2003